OVERFLO WAREHOUSE, LLC

3010 Nieman Avenue
Baltimore, Maryland 21230-2709
Phone: (410) 646-5200
(800) 626-0616
Fax: (410) 644-2224
Web: www.overflo.com

2

WAREHOUSING

RATE QUOTATION

Phone: 412-681-7777
Fax: 412-682-1137*
*Call to have fax turned on.

ATTN: Mark Lucero

Description of Freight Handled and/or Work Performed	Rates
SERVICES, STORAGE, HANDLING & TRANSPORTATION OF RUSSIAN VODKA ARRIVING VIA OCEAN CONTAINER. IN-BOND STORAGE.	
1.) **STORAGE**, Per Month: *Bonded Storage	$ 11.03 per pallet*
2.) **HANDLING**, In & Out:	$ 11.03 per pallet
3.) **ADMINISTRATIVE WITHDRAWAL CHARGE:** Per Outbound Shipping Order	$ 5.51 per B/L
4.) **ORDER SELECTION:** 254	$ .56 per case
5.) **PURCHASE PALLET:** ~~157~~ 087	$ 7.17 per pallet
6.) **STRETCH WRAP PALLET:** 158266	$ 3.86 per pallet
7.) **BOND DOCUMENT WITHDRAWAL FEE:** 141	$ 55.13 per release
8.) **EXTRA LABOR**, if needed & authorized by customer: 253	$ 33.00 per man hour
8.) **DRAYAGE:** *Pickup loaded container at Baltimore Pier, deliver to Overflo Bonded Storage, return empty container to Baltimore Pier.	$185.00 per container* plus F.S.C.
10) **TRANSPORTATION:** Rates available upon request.	
Note: One (1) 40 ft. ocean containers, 20 pallets per container. Pallets may not be stacked in the warehouse. All shipping is full pallet in and full pallet out. Monthly thru put is one (1) ocean container.	